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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




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                                   FORM 10-K



               Annual Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





For the fiscal year ended December 31, 1994      Commission file number 1-4881






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                              AVON PRODUCTS, INC.

            (Exact name of registrant as specified in its charter)





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                                   EXHIBITS



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                               INDEX TO EXHIBITS


Exhibit
 Number                       Description
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3.1    --Restated Certificate of Incorporation of Avon, filed with the
         Secretary of State of the State of New York on August 12, 1988 (incorporated by reference to Exhibit 3.1 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

3.2 --By-laws, as amended to April 27, 1990, of Avon (incorporated by reference to Exhibit 3.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

4.1 --Instrument defining the rights of holders of Avon's preferred share purchase rights to purchase Avon's Series A Junior Participating Preferred Stock (reference is made to Article IIIA of the restated Certificate of Incorporation of Avon, filed with the Secretary of State of New York State on August 12, 1988 and included as Exhibit 3.1 to the 1993 Annual Report on Form 10-K).

4.2 --Rights Agreement, dated as of March 30, 1988 (the "Rights Agreement"), between Avon and First Chicago Trust Company of New York (as successor to Morgan Shareholder Services Trust Company) (incorporated by reference to Exhibit 1 to Avon's Registration Statement on Form 8-A, filed April 7, 1988).

4.3    --Amendment, dated as of January 3, 1989, to the Rights
         Agreement (incorporated by reference to Exhibit 3 to Avon's Amendment No. 1 on Form 8, filed January 4, 1989, amending its Registration Statement on Form 8-A, filed April 7, 1988).

4.4 --Second Amendment, dated as of April 5, 1990, to the Rights Agreement (incorporated by reference to Exhibit 4(c) to Avon's Current Report on Form 8-K, dated April 5, 1990).

4.5    --Third Amendment, dated as of May 10, 1990, to the Rights
         Agreement (incorporated by reference to Exhibit 4(d) to Avon's Current Report on Form 8-K, dated May 10, 1990).

4.6 --Revolving Credit and Competitive Advance Facility Agreement, dated as of October 5, 1994, among Avon, Avon Capital
         Corporation and a group of banks and other lenders
         (incorporated by reference to Exhibit 4.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.1* --Avon Products, Inc. 1993 Stock Incentive Plan, approved by stockholders May 6, 1993 (incorporated by reference to Exhibit
         10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993).






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Exhibit
 Number                       Description
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10.2*  --Form of Stock Option Agreement to the Avon Products, Inc. 1993
         Stock Incentive Plan (incorporated by reference to Exhibit
         10.2 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.3* --Avon Products, Inc. 1994 Long-Term Incentive Plan, effective as of January 1, 1994 (incorporated by reference to Exhibit
         10.3 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.4* --Avon Products, Inc. 1970 Stock Option Incentive Plan, as amended and restated through May 4, 1989 (incorporated by reference to Exhibit 4.6 to Avon's Registration Statement on Form S-8, Registration No. 33-28653, filed May 18, 1989).

10.5*  --First Amendment, dated as of November 5, 1992, to the Avon
         Products, Inc. 1970 Stock Option Incentive Plan as amended and restated through May 4, 1989 (incorporated by reference to Exhibit 10.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.6*  --Supplemental Executive Retirement Plan and Supplemental Life
         Plan of Avon Products, Inc., as amended and restated as of September 1, 1994.

10.7* --Benefit Restoration Pension Plan of Avon Products, Inc., effective as of January 1, 1994.

10.8* --Trust Agreement, amended and restated as of March 2, 1990, between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

10.9*  --First Amendment, dated as of January 30, 1992, to the Trust
         Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
         Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.10* --Second Amendment, dated as of June 12, 1992 to the Trust
         Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
         Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.11* --Third Amendment, dated as of November 5, 1992, to the Trust
         Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
         Exhibit 10.4 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).





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Exhibit
 Number                       Description
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10.12* --The Avon Products, Inc. Deferred Compensation Plan, as amended and restated as of October 8, 1990 (incorporated by reference to Exhibit 10.5 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991).

10.13* --First Amendment, dated as of November 5, 1992, to the Avon
         Products, Inc. Deferred Compensation Plan, as amended and restated as of October 8, 1990 (incorporated by reference to Exhibit 10.5 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.14* --Trust Agreement, dated as of August 3, 1989, between Avon and
         Manufacturers Hanover Trust Company (incorporated by reference to Exhibit 10.4 to Avon's Annual Report of Form 10-K for the year ended December 31, 1989).

10.15* --Instrument of Amendment, effective as of April 1, 1990 amending various employee benefit plans and agreements as stipulated in the Instrument of Amendment (incorporated by reference to Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

10.16* --Employment Agreement, dated as of November 5, 1992, between
         Avon and James E. Preston (incorporated by reference to
         Exhibit 10.10 to Avon's Annual Report on Form 10-K for the year ended December 31, 1992).

10.17* --Non-Qualified Stock Option Award, dated as of December 5,
         1991, granted by Avon to James E. Preston (incorporated by reference to Exhibit 10.11 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991).

10.18* --Employment Agreement, dated as of September 1, 1994, between
         Avon and Edward J. Robinson (incorporated by reference to
         Exhibit 10.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.19* --Restricted Stock Agreement, effective as of November 4, 1993, granted by Avon to Edward J. Robinson (incorporated by reference to Exhibit 10.21 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.20* --Form of Employment Agreement, dated as of September 1, 1994, between Avon and certain senior officers (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on
         Form 10-Q for the quarter ended September 30, 1994).

10.21* --Avon Products, Inc. Directors' Retirement Plan, effective as of January 1, 1988 (incorporated by reference to Exhibit 10.22 to Avon's Annual Report on Form 10-K for the year ended
         December 31, 1991).




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Exhibit
 Number                       Description
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10.22* --First Amendment, dated as of November 5, 1992, to the Avon
         Products, Inc. Directors' Retirement Plan (incorporated by reference to Exhibit 10.6 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.23* --Trust Agreement, dated as of December 31, 1991, between Avon and Manufacturers Hanover Trust Company (incorporated by reference to Exhibit 10.23 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991).

10.24* --First Amendment, dated as of November 5, 1992, to the Trust
         Agreement dated as of December 31, 1991, by and between Avon and Manufacturers Hanover Trust Company (incorporated by reference to Exhibit 10.7 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

11.1   --Statement re computation of primary income per share.

11.2   --Statement re computation of fully diluted income per share.

13     --Portions of the Annual Report to Shareholders for the year ended December 31, 1994 incorporated by reference in response to Items 1, 5 through 8 in this filing.

21     --Subsidiaries of the registrant.

23     --Consent of Coopers & Lybrand L.L.P. (set forth on page S-2 of this Annual Report on Form 10-K).

24     --Power of Attorney.

27     --Financial Data Schedule.

99     --Financial statements for the Avon Products, Inc. Employees'
         Savings and Stock Ownership Plan and the Avon Mirabella/
         Lomalinda Employees' Savings Plan for the year ended December 31, 1994 will be filed by amendment.


*The Exhibits identified above and in the Exhibit Index with an asterisk
 (*) are management contracts or compensatory plans or arrangements.














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